UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 28, 2026, EnerSys issued a press release announcing the Company's Segment Realignment which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference. As a result of the Company's Segment Realignment there will be a change in executive titles as follows:

•Keith D. Fisher – President, Network & Infrastructure Solutions
•Chad C. Uplinger – President, Industrial Mobility Solutions
•Mark E. Matthews – Chief Technology Officer and President, Precision Power Solutions

None of Messrs. Fisher, Uplinger and Matthews have an interest requiring disclosure under either Items 401(d) or 404(a) of Regulation S-K. Information required under Items 401(b) and (e) of Regulation S-K and related to any material plan, contract or arrangement with respect to Messrs. Fisher, Uplinger and Matthews is incorporated by reference to the information under the captions “Executive Officers” and “Executive Compensation” in EnerSys definitive proxy statement, dated June 18, 2025, filed on Schedule 14A with the Securities and Exchange Commission on June 18, 2025.

Item 7.01 Regulation FD Disclosure.

On May 28, 2026, EnerSys issued a press release announcing its segment realignment, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Also, attached as Exhibit 99.2 is a supplemental schedule containing unaudited business segment information for the fiscal quarters ended June 30, 2024, September 29, 2024, December 29, 2024, March 31, 2025, June 29, 2025, September 28, 2025, December 28, 2025, and March 31, 2026, recast on the basis of the realignment of the business segments effective on May 28, 2026 and for the quarter ending July 5, 2026.

To provide supplemental historical information on a basis consistent with its announced new reporting structure, the Company has also furnished in the attached Exhibit 99.2 with certain non-GAAP supplemental historical business segment information to conform to the announced new reporting structure.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, should be read in conjunction with EnerSys’ Annual Report on Form 10-K for the fiscal year ended March 31, 2026, and EnerSys’ quarterly reports on Form 10-Q for the quarterly periods ended June 29, 2025, September 28, 2025, and December 28, 2025, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated May 28, 2026, of EnerSys regarding the Company's Segment Realignment

99.2	Supplemental Unaudited Business Segment Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: May 28, 2026	By:	/s/ Andrea J. Funk
Andrea J. Funk
Chief Financial Officer